1

Naples, FL (Nasdaq: TIBB)

Michael Carrigan
CEO and President TIB Bank

Stephen J. Gilhooly
EVP/Chief Financial Officer

GULF SOUTH BANK CONFERENCE
APRIL 29, 2008

TIBB -GULF SOUTH 2008 #2
Forward Looking Statement
 This presentation contains certain forward-looking statements including those concerning the banking industry and the company’s operations, performance, financial condition, and growth. For this purpose, any statements contained in the presentation, that are not statements of historical facts may be deemed to be forward-looking statements. Without limiting the generality of the foregoing words such as “may”, “will,”
 “expect,” “believe,” “anticipate,” “intend,” “could,” “should,” “can,”
 “estimate,” or “continue,” of the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, certain of which are beyond the company’s control, and actual results may differ materially depending on a variety of important factors, including competition, general economic conditions, potential changes in interest rates, and changes in the value of real estate securing loans made by the company, among other things.

TIBB -GULF SOUTH 2008 #3
Financial Profile
  Headquartered in Naples, Florida
  Third Largest Publicly Traded Florida Bank
  Largest Publicly Traded Community Bank

Headquartered in Southwest Florida

TIBB -GULF SOUTH 2008 #4
Key West
TIB Branches
BOV Branches
Franchise

TIBB -GULF SOUTH 2008 #5
Hallmarks
  TIB’s service-oriented culture is hard to beat
  Senior officers are empowered, turnover is low
  We focus on middle market commercial banking
  Owner-operated commercial real estate
  Financing operating businesses
  Underwriting based on cash flow

TIBB -GULF SOUTH 2008 #6
Strategic Objectives
  Optimize Organic Opportunities
  TIB Bank
  The Bank of Venice
  Naples Capital Advisors
  Strategic Alliance with Two of S.W. Florida’s
         Leading Families and their Companies, The Barron
         Collier Companies and The Lutgert Companies

TIBB -GULF SOUTH 2008 #7
as of 3/31/2008
($ in millions)
Loan Composition
$1,138.5M

TIBB -GULF SOUTH 2008 #8
as of 3/31/2008
($ in millions)
CRE Loans by Collateral Type
$624.6M

TIBB -GULF SOUTH 2008 #9
as of 3/31/2008
($ in millions)
Construction Loan Analysis
$159.4M

TIBB -GULF SOUTH 2008 #10
	March 31, 2008		December 31, 2007
Loan Type	# of Loans	Outstanding Balance	# of Loans	Outstanding Balance
Residential	24	$5,000	13	$4,442
Commercial and agricultural	2	286	4	293
Commercial real estate	4	2,372	4	2,619
Residential land development	-	-	1	2,686
Commercial land development	2	13,840	-	-
Participations in residential loan pools	-	-	9	1,246
Government guaranteed loan	1	1,641	1	1,641
Indirect auto-dealer loan	272	3,731	238	3,159
Total	304	$26,870	270	$16,086
($ in thousands)
As of 3/31/2008
Non-Performing Loans

TIBB -GULF SOUTH 2008 #11
As of 3/31/2008
Non-Performing Loans
Impaired Loans are as follows:	March 31, 2008	December 31, 2007
Loans w/ no allocated allowance for loan losses	$5,783	$4,448
Loans with allocated allowance for loan losses	18,106	3,748
Total	23,889	8,196
Amount of the allowance for loan losses allocated	$2,274	$1,401
Nonaccrual Loan activity (Other Than Indirect Auto and Consumer)
Nonaccrual loans at December 31, 2007	$12,927
Loans returned to accrual	(903)
Principal paid down on nonaccrual loans	(632)
Charge-offs	(76)
Loans foreclosed	(2,814)
Loans placed on nonaccrual	14,637
Nonaccrual loans at March 31, 2008	$23,139

TIBB -GULF SOUTH 2008 #12
As of 3/31/2008
Non-Performing Loans
OREO ACTIVITY
OREO as of December 31, 2007	$1,846
Real estate foreclosures	2,814
Other increases	61
Write-down of value	(226)
Property sold	-

OREO at March 31, 2008	$4,495

TIBB -GULF SOUTH 2008 #13
Indirect Loans	$16	$362	$1,310	$980	$1,502	$2,848	$1,661
Other Loans	$178	$280	$118	$130	$(46)	$2,084	$110
Total loans	0.05%	0.13%	0.24%	0.14%	0.15%	0.45%	0.63%
Indirect Loans	0.19%	0.95%	1.72%	0.92%	1.17%	2.16%	5.8%
194
1,110
1,428
642
1,456
Charge-offs:
As of 3/31/2008
($ in thousands)
4,932
Asset Quality
1,771

TIBB -GULF SOUTH 2008 #14
Indirect Lending
  Current Direction
  More Conservative Mix of Loans
  Portfolio Has and Will Continue to Decline
  Portfolio Reduction from $141.5M as of December 31, 2006 to
          $112.2M as of March 31, 2008
  Indirect Loan Portfolio as a % of Total Assets on December 31,
          2006 of 10.73% declining to 7.42% as of March 31, 2008
  Hired a New Department Manager

TIBB -GULF SOUTH 2008 #15
Indirect Lending
  Hired BenchMark Consulting International
  Tightened Underwriting standards
  Enhanced Management Reporting System
  New Collection Process Implemented
  More Effective Disposition of Repossessed Vehicles
  Created a More Aggressive Recovery Program